Commitments and provisions	12 Months Ended
Dec. 31, 2021
Other Provisions, Contingent Liabilities and Contingent Assets [Abstract]
Commitments and provisions	Commitments and provisionsBesides the Company's long-term lease agreement, there are commitments to make investments in the investment and co-investment portfolio of the Company. As at December 31, 2021, the Company had $7.7 million in co-investment commitments from the lending segment, all due within one year (December 31, 2020 - $4.6 million).